SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of the 18th  day of November, 2007 (the “Agreement”), by and among EFT BioTech Holdings, Inc. (formerly HumWare Media Corporation), a Nevada corporation (the “Company”); the EFT Shareholders, as listed at the end of this Agreement, each a “Seller” and collectively the “Sellers” and EFT BioTech, Inc. (“EFT”), a Nevada corporation. The entities above are collectively referred to as the Parties.

WITNESSETH:

WHEREAS, the Sellers own all of the shares of the capital stock of EFT (the “EFT Shares”).

WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, the EFT Shares in exchange (the “Exchange”) for the issuance by the Company to Sellers and/or Sellers’ designees 53,300,000 shares of the Company’s Common Stock, the “Exchange Shares”, representing 87.01% of the Company’s capital stock on a fully diluted basis after taking into account the transactions contemplated herein, including the Exchange,

WHEREAS, after giving effect to the Exchange, there will be approximately 61,256,900 shares of Company Common Stock issued and outstanding,

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE 1
THE EXCHANGE

1.1           The Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

The Company shall issue and deliver to Sellers and/or its designee(s) 53,300,000 Shares and Sellers shall deliver to the Company duly executed transfer documents representing the EFT Shares.

1.2           Time and Place of Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of The Sourlis Law Firm on November 18, 2007 (the “Closing Date”) at 10:00 a.m., or at such place and time as mutually agreed upon by the parties hereto.

1.3           Effective Time. The Exchange shall become effective (the “Effective Time”) at such time as all of the conditions to set forth in Article VII hereof have been satisfied or waived by the Parties hereto.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company severally represents and warrants to the Sellers that now and/or as of the Closing:

2.1           Due Organization and Qualification; Due Authorization.

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company and the Shareholder, enforceable against the Company and the Shareholder in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2           No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or By-laws of the Company, or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (“Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3           Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 4,975,000,000 shares of Company Common Stock and 25,000,000 shares of Preferred Stock. As of the date hereof, there are approximately 156,900 shares of Company Common Stock issued and outstanding after giving effect to a 20,000 to 1 reverse stock split, and 0 shares of Preferred Stock outstanding. All of the outstanding shares of Company Common Stock are, and the Shares when issued in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Shares, will not be issued in violation of any preemptive right of stockholders. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4           No Assets or Liabilities. Except as set forth in the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

2.5           Taxes. The Company has filed all tax returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.6           Indebtedness; Contracts; No Defaults. There are no agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.7           Real Property. The Company does not own or lease any real property.

2.8           Compliance with Law. The Company is conducting its business in material compliance with all applicable laws, ordinances, rules, regulations, court or administrative order, decree or process (“Applicable Laws”). The Company has not received any notice of violation or claimed violation of any Applicable Law.

2.9           Litigation.

There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company and the Shareholder, threatened, against the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company and the Shareholder, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve month period preceding the date hereof;

There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company; and

The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any Applicable Law.

2.10           Trading. The Company Common Stock is currently trading on The Pink Sheets under the ticker symbol HMWM.

2.11           Fees. Neither of the Parties is obligated to pay any person any finder’s or broker’s fees in connection with the transactions contemplated herein.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF EFT

EFT represents and warrants to the Company that now and/or as of the Closing:

3.1           Due Organization and Qualification; Subsidiaries; Due Authorization.

EFT is a companies duly organized, validly existing and in good standing in the state of Nevada with full corporate power and authority to own, lease and operate their businesses and properties and to carry on their businesses in the places and in the manner as presently conducted or proposed to be conducted. EFT is in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by them requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of EFT.

EFT has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. EFT has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of EFT, enforceable against EFT in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2           No Conflicts or Defaults. The execution and delivery of this Agreement by EFT and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of EFT, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which EFT is a party or by which EFT or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of EFT, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which EFT is a party or by which EFT or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which EFT is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3           Capitalization. The authorized capital stock of EFT immediately prior to giving effect to the transactions contemplated hereby consists of 2,000 shares of Common Stock which as of the date hereof there were 2,000 shares issued and outstanding. All of the outstanding shares of EFT are duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to EFT Shares, will not be transferred in violation of any rights of third parties. The EFT Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling EFT to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for the capital stock of EFT. All of the EFT Shares are owned of record and beneficially by Sellers free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4           Taxes. EFT have filed all tax returns and reports which were required to be filed in any jurisdiction on or prior to the date hereof in respect of all taxes, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of EFT and adequate reserves therefore have been established.

3.5           Compliance with Law. EFT is conducting their businesses in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process. EFT has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.6           Litigation.

There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting EFT, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof;

There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting EFT, or any of its Subsidiaries; and EFT have not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any Applicable Law.

ARTICLE IV
REPRESENTATION AND WARRANTIES OF SELLERS

Sellers represents and warrants to the Company that now and/or as of the closing:

4.1           Title to Shares. Sellers are the legal and beneficial owner of the EFT Shares, and upon consummation of the exchange contemplated herein, the Company will acquire from Sellers good and marketable title to such Shares, free and clear of all Liens excepting only such restrictions upon transfer, if any, as may be imposed by Applicable Law.

4.2           Due Authorization. Sellers have all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of Sellers, enforceable against Sellers in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3           Purchase for Investment.

Sellers are acquiring the Shares for investment for Sellers’ own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Sellers have no present intention of selling, granting any participation in, or otherwise distributing the same, it being understood, however, that Sellers may designate certain persons who will receive the Shares at the Closing.

Sellers understand that the Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on such Sellers’ representations set forth herein. Sellers are “accredited investors” as that term is defined in Rule 501(a) of Regulation D under the Act.

The certificates representing Shares will bear a legend which states, in all material effect the following:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS RESTRICTED SHARE AGREEMENT AND THE SECURITIES UNDERLYING THIS RESTRICTED SHARE AGREEMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER, OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.

4.4           Investment Experience. Sellers acknowledge that they can bear the economic risk of his investment, and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Shares.

4.5           Information. Sellers have carefully reviewed such information as Sellers deemed necessary to evaluate an investment in the Shares. To the full satisfaction of Sellers, they have been furnished all materials that they have requested relating to the Company and the issuance of the Shares hereunder, and Sellers have been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which Sellers have relied in making an exchange of the EFT Shares for the Shares.

4.6           Restricted Securities. Sellers understand that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Shares must be held indefinitely. Sellers are aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

ARTICLE 5
COVENANTS

5.1           Further Assurances. Each of the Parties shall use reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

5.2           Operation of Business. From the date hereof through the date of the Closing, except as expressly provided herein, each of the Company and EFT:

will continue its business only in ordinary course;

will not, without the written consent of the other party:

pay any dividends, or

make loans to stockholders or employees;

will not issue any additional shares that would materially change the structure and equity ownership position as set forth herein.

will report to the other party any indication of potential material adverse factors in its business or any litigation that may be threatened whereby one of the parties would be a defendant.

ARTICLE 6
DELIVERIES

6.1           Items to be delivered to EFT prior to or at Closing by the Company.

a.           Company Shareholder list.

b.           Resolution from the Company’s Board, and shareholder resolutions approving this transaction.

c.           Certificates representing shares of the Shares issued in the denominations as set forth opposite the name of Sellers and/or his designee(s).

d.           Resignation of John Huemoeller.

e.           Officer’s Certificate; and

f.           Any other document reasonably requested by Sellers that he deems necessary for the consummation of this transaction.

6.2           Items to be delivered to the Company prior to or at Closing by the Sellers and EFT.

a.           Duly executed transfer documents and medallion signature original stock certificates from Sellers transferring the EFT Shares;

b.           Resolutions from the Board of Directors of EFT and, if applicable, shareholder resolutions approving the transactions contemplated hereby;

c.           Officer’s Certificate; and

d.           Any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE 7
CONDITIONS PRECEDENT

7.1           Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement; and

That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

7.2           Conditions to Obligations of Sellers. The obligations of Sellers shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

The Company shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement.

7.3           Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment at or prior to or at the Closing, of each of the following conditions:

EFT and Sellers shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement.

The Company shall have sold its wholly owned subsidiary prior to or, simultaneous with, the Closing.

ARTICLE 8
INDEMNIFICATION

8.1           Indemnity of the Company. The Company agrees as to defend, indemnify and hold harmless Sellers from and against, and to reimburse Sellers with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (collectively the “Losses”) asserted against or incurred by Sellers by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

8.2           Indemnity of Sellers. Sellers agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all Losses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Sellers or in any document or certificate delivered by Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

8.3           Indemnification Procedure. A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Article VIII. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE 9
TERMINATION

9.1           Termination. This Agreement may be terminated at any time before or, at Closing, by:

The mutual agreement of the Parties;

Any party if:

Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished; or

Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement;

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred.

ARTICLE X
MISCELLANEOUS

10.1           Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for two years. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

10.2           Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

10.3           Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

10.4           Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

Attention:

If to any of the Sellers and EFT:

The Sourlis Law Firm The Galleria 2 Bridge Avenue Red Bank, New Jersey 07701 Attention: Virginia K. Sourlis, Esq. (732) 530-9007

If to the Company:

EFT BioTech Holdings, Inc. (formerly HumWare Media Corporation) 78 Rogers Court Golden, CO 80401 Attention: John Huemoeller (303) 273-9446

10.5           Entire Agreement. This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

10.6           Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

10.7           Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

10.8           Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9           Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

10.10           Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

10.11           Expenses. Each Party shall separately pay for their respective costs of legal services, accounting, auditing, communications and due diligence in connection with the transactions contemplated hereby except that subsequent to the Closing, there shall be no liability of the Company for any such matters.

10.12           Announcements. Unless both the Company and EFT agree in writing, neither the Company nor EFT shall make a public announcement regarding the transactions contemplated hereby. Any public announcement shall be made upon the mutual agreement and written consent of the officers of both corporations. In the event that the Company is required under federal securities law to either (i) file any document with the SEC that discloses the transactions contemplated hereby, or (ii) to make a public announcement regarding the transactions contemplated hereby, the Company shall provide EFT with a copy of the proposed disclosure no less than 48 hours before such disclosure is made and shall incorporate into such disclosure any reasonable comments or changes that EFT may request.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement first set forth above.

EFT BioTech , Inc. By: /s/ Tony K. So Tony K. So President

EFT BioTech Holdings, Inc. (formerly HumWare Media Corporation) By: /s/ John Huemoeller John Huemoeller President

Sellers: Tony K. So on behalf of the Sellers
By: /s/ Tony K. So Tony K. So